UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2018
Stamps.com Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26427	77-0454966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1990 E. Grand Avenue, El Segundo, CA	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(310) 482-5800

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.
On August 15, 2018, Stamps.com Inc., a Delaware corporation (“SDC”), through its wholly owned subsidiary Pacific Shelf 1855 Limited (“Pacific Shelf”), completed the acquisition (the “Acquisition”) of MetaPack Limited, a private limited company incorporated in England and Wales (“MetaPack”), pursuant to a share purchase agreement dated July 24, 2018, as amended (the “Agreement”), by and among the certain key sellers named in the Agreement (the “Key Sellers”), MetaPack, Pacific Shelf and SDC as Pacific Shelf’s guarantor.
Pursuant to the Agreement and a related agreement to purchase Minority Shares (as defined below), Pacific Shelf acquired 100% of MetaPack’s issued and to be issued share capital by purchasing (i) all of the Key Sellers’ shares of MetaPack, representing approximately 80% of the total outstanding shares and (ii) all other issued and to be issued shares of MetaPack (“Minority Shares”), for an aggregate purchase price, for all such shares, of approximately One Hundred and Seventy Five Million GBP (£175,000,000). After adjustment for certain transaction-related costs such as debt and professional fees, and accounting for certain share option-related amounts and taxes, the resulting aggregate cash payment for all of the shares was approximately One Hundred and Seventy One Million GBP (£171,000,000) (about $220 million at current exchange rates).
The purchase price was paid by cash on hand.
Two of the Key Sellers in senior management are subject to covenants not to compete with MetaPack’s business. No material relationship outside of the ordinary course of business exists between, on the one hand, SDC and its affiliates, officers, directors or their respective associates, and, on the other hand, any of the Key Sellers or MetaPack, other than in connection with the Agreement itself.
The foregoing summary of the Agreement and the Acquisition do not purport to be complete and are subject to, and qualified in its entirety by, the full text of the Agreement (excluding any portions thereof subject to a confidential treatment request or as otherwise described in the Exhibit Index below), a copy of which is filed as Exhibit 10.1 hereto, and incorporated by reference into this Item.
Forward-Looking Statements
The foregoing description of the Agreement and the Acquisition includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by phrases such as SDC or management “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe the transaction, including its financial impact, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of SDC stock. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of SDC to successfully integrate MetaPack Limited’s operations, services and technology; the ability of SDC to implement its plans, forecasts and other expectations with respect to MetaPack Limited’s business after the completion of the transaction and realize additional opportunities for growth and innovation; and the other risks and important factors contained and identified in SDC’s filings with the Securities and Exchange Commission, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included herein are made only as of the date hereof. SDC undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Item 7.01    Regulation FD Disclosure
On August 15, 2018, SDC issued a press release regarding the transaction, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information in the press release is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

The financial statements that are required pursuant to this Item 9.01(a) are not included in this report and will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K was required to be filed.

(b)    Pro Forma Financial Information

The pro forma financial information that is required pursuant to this Item 9.01(b) is not included in this report and will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K was required to be filed.

(d)    Exhibits

The following exhibits are being filed (Exhibit 99.1) or furnished (Exhibit 99.2) herewith:
99.1Share Purchase Agreement, dated July 24, 2018, by and among MetaPack, Pacific Shelf, the Key Sellers and SDC as guarantor. Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the SEC upon request any omitted schedule or exhibit to the Share Purchase Agreement.*
99.2Press Release of Stamps.com Inc., dated August 15, 2018, announcing the consummation of the transactions contemplated by the Agreement and certain related inducement equity grants.

*    Confidential treatment has been requested with respect to certain portions of this exhibit, which portions have been filed separately with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stamps.com Inc.
(Registrant)

August 21, 2018	/s/ Ken McBride
Date	(Signature)

Ken McBride,
Chief Executive Officer

EXHIBIT INDEX

99.1Share Purchase Agreement, dated July 24, 2018, by and among MetaPack, Pacific Shelf, the Key Sellers and SDC as guarantor. Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the SEC upon request any omitted schedule or exhibit to the Share Purchase Agreement.*
99.2Press Release of Stamps.com Inc., dated August 15, 2018, announcing the consummation of the transactions contemplated by the Agreement and certain related inducement equity grants.
*    Confidential treatment has been requested with respect to certain portions of this exhibit, which portions have been filed separately with the Securities and Exchange Commission.